UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 26, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                    51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 BURRARD STREET
                   VANCOUVER, BRITISH COLUMBIA V6C 3A6, CANADA
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On March 26, 2002, Cybernet Internet Services International, Inc. (the "Registrant"), through its wholly-owned subsidiary, Cybernet Internet Dienstleistungen AG, agreed with Telehouse Deutschland GmbH to extend the expiration of the term of the option agreement previously entered into on January 28, 2002 from March 31, 2002 to April 30, 2002. Reference should be made to the Form 8-K filed by the Registrant on January 30, 2002 which is incorporated herein by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CYBERNET  INTERNET  SERVICES
                                         INTERNATIONAL,  INC.

                                          /s/  Roy  Zanatta
                                         ---------------------------
                                         Roy  Zanatta
                                         Secretary  and  Treasurer


Date:     April  3,  2002
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